LICENSE AGREEMENTS	12 Months Ended
Dec. 31, 2023
License Agreements [Abstract]
LICENSE AGREEMENTS
NOTE 9 – LICENSE AGREEMENTS:

a.
In June 2021, the Company entered into two exclusive license agreements with Galderma for the commercialization of two of the Company's most advanced investigational drug products (Twyneo® and Epsolay®) in the United States. The Company is entitled to amounts of up to $7.5 million per product in upfront payments and regulatory approval milestone payments assuming 2021 approval of each respective product. The Company is also eligible to receive tiered double-digit royalties ranging from mid-teen to high-teen percentage of net sales as well as up to $9 million in sales milestone payments.

According to the agreement, the Company has an option to regain commercialization rights five years following first commercialization.

On July 27, 2021, the Company announced that the FDA approved the Company’s first proprietary drug product, Twyneo®. On April 14, 2022, the Company announced that Twyneo® is available for purchase by consumers who obtain a prescription from their physician, see further details in Note 1. In March 2022, the Company had refunded the $4 million upfront payment to Galderma, since FDA approval for Epsolay® had not been received as of December 31, 2021. On April 25, 2022, the Company announced that the FDA approved the drug product, Epsolay®, which entitled the Company to a $3.5 million milestone payment, as per the license agreement. In May 2022, the Company has received the $3.5 million payment from Galderma. On June 2, 2022, the Company announced that Epsolay® is available for purchase by consumers who obtain a prescription from their physician, see further details in Note 1. During 2023 and 2022, the Company recognized $1,027 and $306, respectively, as revenue from royalties in respect of the license agreement for both products.

b.
On June 6, 2023, the Company and Searchlight Pharma Inc. (“Searchlight”), a private Canadian specialty pharmaceutical company, signed on an exclusive license agreements for Twyneo® and Epsolay® for the Canadian market, over a fifteen-year term that is renewable for subsequent five-year periods. Searchlight will be responsible for obtaining and maintaining any regulatory approvals required to market and sell the drugs in Canada, with support from the Company.

Under the agreement, the Company will receive up to $11 million in upfront payments and regulatory and sales milestones for both drugs, combined. In addition, the Company will be entitled to royalty percentages of all Canadian net sales ranging from low-double-digits to high teens.

In June 2023, the Company received $500 as an upfront payment in connection with the license agreement and related support provided to Searchlight for obtaining the regulatory approval in the Canadian market. The Company is also required to support Searchlight during such period if needed based on agreed upon rates. The Company has identified two performance obligations in the license agreement as follows: (i) the license to market the products in Canada; and (ii) continuing support during the regulatory approval process. Accordingly, the Company recognized $380 as license revenue in the period and recorded $120 as contract liability in respect of the support services.